                                                                    EXHIBIT 99.1


ComBanc, Inc reported net income for the six months ended June 30, 2004 in the amount of $709,000 or $0.32 per common share versus a net loss of $111,000 or $(0.05) per common share for the six months ended June 30, 2003. The increase in net income for the first two quarters of 2004 was significantly driven by the $1,850,000 decrease in the loan loss provision. ComBanc, Inc also reported net income for the three months ended June 30, 2004 in the amount of $401,000 or $0.18 per common share versus net income of $471,000 or $0.21 per common share for the three months ended June 30, 2003.

Management of the Company continues to work diligently on the items addressed in the Written Agreement dated December 19, 2003. Total Delinquent and Nonaccrual Loans as of June 30, 2004 stood at $4,022,000 as compared to $6,948,000 as of December 31, 2003. This decrease represents a 42.1% improvement since December 31, 2003.

The Company's net interest income decreased from $3,795,000 in the first two quarters of 2003 to $3,667,000 in the first two quarters of 2004. The net interest margin for the first two quarters of 2004 was 3.90% compared to 4.04% for the first two quarters of 2003. This decline was due to a decrease in the yield on earning assets, which was not fully offset by the decrease in the Company's cost of funds, and an $8,847,000 decrease in the loan portfolio, of which $4,160,000 was reinvested in lower yielding investment securities.

There was no provision for loan losses for the quarter ended June 30, 2004 compared to $180,000 for the quarter ended June 30, 2003. This decrease is the result of sufficient reserves in the allowance for loan losses to cover potential bad debts.

Noninterest income decreased $195,000 or 22.4% in the first two quarters of 2004 compared to the first two quarters of 2003. This decrease was the result of a decrease in the gain on the sale of loans of $203,000 or 71.8%. Noninterest income decreased $61,000 in the second quarter of 2004 compared to the second quarter of 2003. This decrease was the result of a decrease in the gain on the sale of loans of $133,000 or 76.4%. While the gain on the sale of loans decreased, mortgage servicing rights impairments in the amount of $102,000 were recaptured in the second quarter of 2004.

Noninterest expense increased to $3,352,000 in the first two quarters of 2004 from $3,106,000 in the first two quarters of 2003. This $246,000 increase was due to an increase in Legal and Professional Fees in the amount of $116,000, and an increase in Salaries and Employee Benefits in the amount of $67,000. The increase in legal and professional fees is due to additional expense incurred to address the Written Agreement, shareholder litigation and related matters.

Total Gross Loans decreased 3.7% or $4,817,000 from $128,756,000 at December 31, 2003 to $123,939,000 at June 30, 2004. The breakdown of the loan portfolio is detailed in Table 1 below.

TABLE 1:  Analysis of Loan Portfolio Composition



(Dollars in Thousands)

LOAN TYPE
                                    6/30/2004   12/31/2003    DIFFERENCE       %
Construction/Land Development       $  6,405     $  7,305     $   (900)     -12.32%
R/E Secured by Farmland                4,558        4,598          (40)      -0.87%
Revol Open-end 1-4 Family LOC          5,115        5,294         (179)      -3.38%
1-4 Secured by First                  33,568       35,112       (1,544)      -4.40%
1-4 Secured by Junior                    585          550           35        6.36%
R/E Secured by Multi Family R/E        3,105        3,179          (74)      -2.33%
R/E Secured by Nonfarm, Nonres        47,067       46,977           90        0.19%
Ag Loans                               2,076        2,449         (373)     -15.23%
Commercial Loans                      12,171       12,607         (436)      -3.46%
Municipal Loans                        1,026        1,100          (74)      -6.73%
Master Card Loans                        545          566          (21)      -3.71%
Other Consumer                            11            7            4       57.14%
Consumer Loans                         7,819        8,993       (1,174)     -13.05%
Overdrafts                                21           19            2       10.53%
                                    --------     --------     --------      -------
 Total Loans                         124,072      128,756       (4,684)      -3.64%
Loan Loss Reserve                      3,956        3,825          131        3.42%
                                    --------     --------     --------      -------
 Total Net Loans                    $120,116     $124,931     $ (4,815)      -3.85%
                                    ========     ========     ========      =======
Serviced FHLMC Mortgages              64,596       63,460        1,136        1.79%
                                    --------     --------     --------      -------
 Total Loans Serviced               $184,712     $188,391     $ (3,679)      -1.95%
                                    ========     ========     ========      =======


The Allowance for Loan Losses, at June 30, 2004 was 3.19% of total loans compared to 2.97% at December 31, 2003. This $131,000 increase from December 31, 2003 is summarized in Table 2 below.

TABLE 2:  Analysis of Allowance for Loan Losses

(Dollars in Thousands)

                                                         For the
                                                       Six Months
                                                          Ended                      For the Years Ended
                                                     --------------- ----------------------------------------------------
                                                        6/30/2004     12/31/2003    12/31/2002   12/31/2001    12/31/2000
                                                     --------------  ------------  -----------   ----------    ----------

Balance of Allowance at Beginning of Year            $        3,825  $      2,050  $     1,815   $    1,331    $    1,832
                                                     --------------  ------------  -----------   ----------    ----------
Loans Actually Charged Off -
 Real Estate - Construction                                      --           141           --           --            --
 Real Estate - Mortgage                                         135           444          317           --            --
 Commercial, Financial and Agricultural                          --         1,706          811          281            96
 Installment and Credit Card                                     39           284          307          548           890
                                                     --------------  ------------  -----------   ----------    ----------
                                                                174         2,575        1,435          829           986
                                                     --------------  ------------  -----------   ----------    ----------
Recoveries of Loans Previously Charged Off -
 Real Estate - Construction                                      34            --           --           --            --
 Real Estate - Mortgage                                          29            --           --           11            --
 Commercial, Financial and Agricultural                         155            75          599          458            10
 Installment and Credit Card                                     27            95           96           54            55
                                                     --------------  ------------  -----------   ----------    ----------
                                                                245           170          695          523            65
                                                     --------------  ------------  -----------   ----------    ----------
Net Charge-Offs (Recoveries)                                    (71)        2,405          740          306           921
                                                     --------------  ------------  -----------   ----------    ----------
Addition to Allowance Charged to Expense                         60         4,180          975          790           420
                                                     --------------  ------------  -----------   ----------    ----------
Balance of Allowance at Period-End                    $       3,956  $      3,825  $     2,050   $    1,815    $    1,331
                                                     ==============  ============  ===========   ==========    ==========
Ratio of Net Charge-Offs to Avg. Loans Outstanding            -0.06%         1.79%        0.51%        0.18%         0.55%
Ratio of Allowance for Credit Losses to Total Loans            3.19%         2.97%        1.46%        1.15%         0.79%



Although there were significant charge-offs in 2003 as noted in table 2, there have been continued delinquency improvements in the first two quarters of 2004. This can be attributed to managements continued emphasis on workout plans and steady improvement in the local economy. The following table shows the change in delinquencies.


TABLE 3:  Analysis of Delinquencies
(Dollars in Thousands)


                                                      6/30/2004    12/31/2003    12/31/2002    12/31/2001    12/31/2000
Past due 30 to 89 days and still accruing            $    1,667    $    2,758    $    6,672     $   9,863    $    4,502
Past due 90 days or more and still accruing                 185           680           798         2,810         2,587
Nonaccrual                                                2,170         3,510         8,456         3,455           542
                                                     ----------    ----------    ----------    ----------    ----------
Total delinquencies                                  $    4,022    $    6,948    $   15,926    $   16,128    $    7,631
                                                     ==========    ==========    ==========    ==========    ==========
Total Delinquencies as a percentage of total loans         3.25%         5.40%        11.37%        10.31%         4.50%

Total deposits increased $2,923,000 or 1.7% from December 31, 2003 to June 30, 2004. Table 4 below shows a breakdown of deposits by type at both June 30, 2004 and December 31, 2003. The increase in total deposits is the result of competitive products with aggressive interest rates being offered. These deposits were used to replace maturing, high cost FHLB advances.

TABLE 4:  Deposit Balances by Type

(Dollars in Thousands)

DEPOSIT TYPE
                             6/30/2004    12/31/2003   DIFFERENCE      %
Non-interest Bearing DDA     $  16,358    $   15,758   $      600    3.81%
NOW Accounts                    24,967        25,017          (50)  -0.20%
MMKT Savings                    12,742        12,139          603    4.97%
Savings                         33,792        33,093          699    2.11%
Time Deposits                   87,296        86,225        1,071    1.24%
                             ---------    ----------   ----------   ------
 Total Deposits              $ 175,155    $  172,232   $    2,923    1.70%
                             =========    ==========   ==========   ======


Total equity capital increased $135,000 or .6% from December 31, 2003 to June 30, 2004. This increase is the result of an increase in retained earnings of $709,000, which is comprised solely of net income. Accumulated other comprehensive income decreased $574,000 as the result of a decrease in the value of the investment portfolio, which is due to the increase in interest rates in the second quarter of 2004. As of June 30, 2004, the Company was categorized as well capitalized. The following chart illustrates the Company's comparative capital ratios:

                                   6/30/2004        12/31/2003    12/31/2002    12/31/2001     12/31/2000
Tier I leverage ratio                  10.78%            10.49%        10.77%        10.16%         10.61%
Tier I risk-based capital ratio        18.21%            17.24%        16.88%        15.74%         15.47%
Total risk-based capital ratio         19.48%            18.52%        18.13%        16.96%         16.34%


ABOUT COMBANC, INC.

ComBanc, Inc. is a publicly held bank holding company based in Delphos, Ohio and is located on the Internet at http://www.commercialbank.com. ComBanc, Inc's common stock symbol is COBI.

The Company currently has 5,000,000 shares of stock authorized, 2,376,000 shares issued and 2,211,014 shares outstanding. ComBanc, Inc's wholly owned subsidiary is The Commercial Bank. The Bank offers a full range of financial services through its offices in Allen County in Northwest Ohio.

FORWARD LOOKING STATEMENTS

The Company has made, and may continue to make, various forward-looking statements with respect to interest rate sensitivity analysis, credit quality and other financial and business matters for 2004 and, in certain instances, subsequent periods. The Company cautions that these forward-looking statements are subject to numerous assumptions, risks and uncertainties, and that statements for periods subsequent to 2004 are subject to greater uncertainty because of the increased likelihood of changes in underlying factors and assumptions. Actual results could differ materially from forward-looking statements. In addition to those factors previously disclosed by the Company and those factors identified elsewhere herein, the following factors could cause actual results to differ materially from such forward looking statements: the extent and timing of actions of the Federal Reserve, changes in economic conditions, continued pricing pressures on loan and deposit products, actions of competitors, customers' acceptance of the Company's products and services, the extent and timing of legislative and regulatory actions and reforms, changes in accounting principles, technological changes and increased technology costs, downturn in demand for loan and deposit products, and changes in the interest rate environment that reduce interest margins. The Company's forward-looking statements speak only as the date on which such statements are made. By making any forward-looking statements, the Company assumes no duty to update them to reflect new, changing or unanticipated events or circumstances.

                          COMBANC, INC. AND SUBSIDIARY
                                 DELPHOS, OHIO

                                  -----------

                     CONDENSED CONSOLIDATED BALANCE SHEETS
                     -------------------------------------
                                ($ in thousands)



                                                           June 30,      December 31,
                            ASSETS                           2004            2003
                            ------                        ---------      ------------
                                                         (unaudited)
Cash and Due from Banks                                   $   9,690      $   8,297
Federal Funds Sold                                            8,250          9,708
                                                          ---------      ---------
   Cash and Cash Equivalents                                 17,940         18,005
Investment Securities -
 Available for Sale                                          60,990         55,052
Loans Held for Resale                                           133             --
Loans                                                       123,939        128,756
Allowance for Loan Losses                                    (3,956)        (3,825)
                                                          ---------      ---------
   Net Loans                                                119,983        124,931
Premises and Equipment                                        4,321          4,432
Federal Reserve and Federal Home Loan Bank Stock              2,047          2,012
Interest Receivable                                             822            760
Other Assets                                                  2,577          2,541
                                                          ---------      ---------
   Total Assets                                           $ 208,813      $ 207,733
                                                          =========      =========

                 LIABILITIES AND SHAREHOLDERS' EQUITY
                 ------------------------------------

Deposits
 Noninterest Bearing                                      $  16,358      $  15,758
 Interest Bearing                                           158,797        156,474
                                                          ---------      ---------
   Total Deposits                                           175,155        172,232
Short Term Borrowings                                         6,618          7,540
Long Term Debt                                                3,673          4,649
Interest Payable                                                390            392
Other Liabilities                                               284            362
                                                          ---------      ---------
   Total Liabilities                                        186,120        185,175
                                                          ---------      ---------
Commitments and Contingent Liabilities                           --             --
Shareholders' Equity -
 Common Stock - No Par Value
 5,000,000 shares authorized, 2,376,000 issued
   and 2,211,014 outstanding                                  1,237          1,237
 Capital Surplus                                              1,513          1,513
 Retained Earnings                                           22,743         22,034
 Accumulated Other Comprehensive Income/Loss                    (83)           491
 Treasury Stock - 164,986 shares at cost                     (2,717)        (2,717)
                                                          ---------      ---------
   Total Shareholders' Equity                                22,693         22,558
                                                          ---------      ---------
   Total Liabilities and Shareholders' Equity             $ 208,813      $ 207,733
                                                          =========      =========

                          COMBANC, INC. AND SUBSIDIARY
                                 DELPHOS, OHIO

                                  -----------

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                -----------------------------------------------
                    ($ in thousands, except per share data)


                                                      For the Six Months Ended
                                                               June 30,
                                                      -------------------------
                                                             (unaudited)

                                                          2004          2003
                                                      ---------      ----------
Interest Income:
  Loans Receivable                                    $   3,936      $    4,451
  Investments Securities
   Taxable                                                  836             854
   Tax-Exempt                                               234             293
  Federal Funds Sold                                         48              48
                                                      ---------      ----------
    Total Interest Income                                 5,054           5,646
                                                      ---------      ----------

Interest Expense:
  Deposits                                                1,225           1,613
  Short-Term Borrowings                                      48              30
  Long-Term Debt                                            114             208
                                                      ---------      ----------
    Total Interest Expense                                1,387           1,851
                                                      ---------      ----------
Net Interest Income                                       3,667           3,795
  Provision for Loan Losses                                  60           1,910
                                                      ---------      ----------
Net Interest Income after Provision for Loan Losses       3,607           1,885

Other Income:
  Service Charges on Deposit Accounts                       269             269
  Net Realized Gains on Sales of Available-for-
   sale Securities                                           15              --
  Gain on Sale of Loans                                      82             285
  Other Income                                              311             318
                                                      ---------      ----------
    Total Other Income                                      677             872
                                                      ---------      ----------

Other Expenses:
  Salaries and Employee Benefits                          1,721           1,654
  Net Occupancy                                             195             193
  Equipment Expenses                                        169             171
  Data Processing Fees                                      200             179
  Advertising                                                70             103
  Printing and Office Supplies                               67              72
  Legal and Professional Fees                               236             120
  Dues and Memberships                                      136             124
  State Taxes                                               133             119
  Other Expense                                             425             371
                                                      ---------      ----------
    Total Other Expenses                                  3,352           3,106
                                                      ---------      ----------

Income/Loss - before Income Tax (Credit)/Expense            932            (349)
  Income Tax (Credit)/Expense                               223            (238)
                                                      ---------      ----------
Net Income/(Loss)                                     $     709      $     (111)
                                                      =========      ==========
Earnings Per Share                                    $    0.32      $    (0.05)
Cash Dividends Per Share                              $    0.00      $     0.24



                          COMBANC, INC. AND SUBSIDIARY
                                 DELPHOS, OHIO

                                  -----------

                CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                -----------------------------------------------
                    ($ in thousands, except per share data)


                                                      For the Three Months Ended
                                                               June 30,
                                                      --------------------------
                                                             (unaudited)

                                                        2004            2003
                                                      ---------      ----------
Interest Income:
  Loans Receivable                                    $   1,986      $    2,218
  Investments Securities
   Taxable                                                  412             409
   Tax-Exempt                                               113             146
  Federal Funds Sold                                         24              28
                                                      ---------      ----------
    Total Interest Income                                 2,535           2,801
                                                      ---------      ----------

Interest Expense:
  Deposits                                                  611             778
  Short-Term Borrowings                                      25              16
  Long-Term Debt                                             53              94
                                                      ---------      ----------
    Total Interest Expense                                  689             888
                                                      ---------      ----------
Net Interest Income                                       1,846           1,913
  Provision for Loan Losses                                  --             180
                                                      ---------      ----------
Net Interest Income after Provision for Loan Losses       1,846           1,733

Other Income:
  Service Charges on Deposit Accounts                       142             141
  Gain on Sale of Loans                                      41             174
  Other Income                                              218             147
    Total Other Income                                      401             462
                                                      ---------      ----------

Other Expenses:
  Salaries and Employee Benefits                            924             839
  Net Occupancy                                              89              94
  Equipment Expenses                                         82              81
  Data Processing Fees                                      101              86
  Advertising                                                39              51
  Printing and Office Supplies                               39              37
  Legal and Professional Fees                               116              64
  Dues and Memberships                                       64              57
  State Taxes                                                73              59
  Other Expense                                             177             223
                                                      ---------      ----------
    Total Other Expenses                                  1,704           1,591
                                                      ---------      ----------

Income - before Income Tax                                  543             604
  Income Tax Expense                                        142             133
                                                      ---------      ----------
Net Income                                            $     401      $      471
                                                      =========      ==========
Earnings Per Share                                    $    0.18      $     0.21
Cash Dividends Per Share                              $    0.00      $     0.12


                          COMBANC, INC. AND SUBSIDIARY
                                 DELPHOS, OHIO

                                  -----------


                CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                -----------------------------------------------
                                ($ in thousands)


                                                            For the Six Months
                                                                  June 30,
                                                           --------------------
                                                              2004       2003
                                                           ---------  ---------
                                                                 (unaudited)
Cash Flows from Operating Activities:
  Net Income/(Loss)                                        $     709  $    (111)
  Adjustments to Reconcile Net Income to
    Net Cash Provided by Operating Activities -
   Depreciation and amortization                                 197        204
   Provision for Loan Loss                                        60      1,910
   Investment Securities Gains                                   (15)        --
   Federal Home Loan Bank stock Dividends                        (35)       (34)
   Investment securities amortization (accretion), Net           227        189
   Proceeds From Sale of Loans Held For Sale                   7,183     25,866
   Originations of Loans Held For Sale                        (7,233)   (27,667)
   Gain From Sale of Loans                                       (82)      (285)
   Net Change in
    Interest receivable                                          (62)       (55)
    Interest payable                                              (2)       (93)
    Other assets                                                 (37)      (290)
    Other liabilities                                            218       (218)
                                                           ---------  ---------
    Net Cash Provided/(Used) by Operating Activities           1,128       (584)
                                                           ---------  ---------

Cash Flows from Investing Activities:
  Purchases of Securities Available for Sale/FHLB Stock      (19,104)   (17,877)
  Proceeds from Maturities of Securities
   Available for Sale                                          9,480     15,446
  Proceeds from Sales of Securities
   Available for Sale                                          2,604         --
  Net Change in Loans                                          4,888      6,521
  Purchases of Premises and Equipment                            (86)       (68)
                                                           ---------  ---------
    Net Cash (Used)/Provided by Investing Activities          (2,218)     4,022
                                                           ---------  ---------

Cash Flows from Financing Activities:
  Net change in
   Noninterest-bearing, Interest-bearing Demand and
    Savings Deposits                                           1,852     (1,025)
   Certificates and Other Time Deposits                        1,070     (3,477)
   Short-term Borrowings                                        (922)       122
  Repayment of Long-term Debt                                   (975)    (2,509)
  Dividends Paid                                                  --       (531)
                                                           ---------  ---------
    Net Cash Provided/(Used) by Financing Activities           1,025     (7,420)
                                                           ---------  ---------
Net Change in Cash and Cash Equivalents                          (65)    (3,982)
Cash and Cash Equivalents -
  Beginning of Year                                           18,005     16,925
                                                           ---------  ---------
  End of Period                                            $  17,940  $  12,943
                                                           =========  =========
